Exhibit 99

Universal Electronics Reports Financial Results for the First Quarter 2021
SCOTTSDALE, AZ – May 6, 2021 – Universal Electronics Inc. (UEI), (NASDAQ: UEIC) reported financial results for the three months ended March 31, 2021.
“During the first quarter of 2021, we continued to leverage our strengths - technology innovation, strong customer relations, and operational excellence - to deliver solid financial results as guided,” said Paul Arling, UEI’s chairman and CEO. “Our wireless control technologies lead the industry as evidenced by numerous accolades for our voice control, QuickSet® and other connectivity solutions. More importantly, our advanced technology secures repeat customers and creates new opportunities. For example, LG, having relied upon UEI technology for several generations of their industry-leading smart TV interface, has once again selected us, and QuickSet will be the discovery, set-up and control standard for LG’s new webOS platform.
“As consumer choices continue to expand, so do our markets in home entertainment and automation as well as the new niche catering to their convergence. Our smarter living solutions consistently capture the imagination of the growing pool of cable, satellite, telecom, and new streaming service operators; OEM brands; and integrators. Our customers continue to be deeply committed to the design and production of their advanced technology solutions, enabling us to work closely with them to manage the impact of near-term component challenges while continuing to drive toward long-term design, development, and production objectives. Our focus is on the future, and we are confident we will continue to exceed customer and end-consumer expectations to drive long-term stakeholder value.”
Financial Results for the Three Months Ended March 31: 2021 Compared to 2020
•GAAP net sales were $150.5 million, compared to $151.8 million; Adjusted Non-GAAP net sales were $150.7 million, compared to $152.0 million.
•GAAP gross margins were 30.8%, compared to 28.3%; Adjusted Non-GAAP gross margins were 31.4%, compared to 30.9%.
•GAAP operating income was $8.6 million, compared to $8.0 million; Adjusted Non-GAAP operating income was $15.7 million, compared to $15.0 million.
•GAAP net income was $7.0 million, or $0.49 per diluted share, compared to $5.8 million or $0.41 per share; Adjusted Non-GAAP net income was $12.6 million, or $0.89 per diluted share, compared to $11.5 million, or $0.81 per diluted share.
•At March 31, 2021, cash and cash equivalents were $55.4 million.
Financial Outlook
For the second quarter of 2021, the company expects GAAP net sales to range between $153 million and $163 million, compared to $153.1 million in the second quarter of 2020. GAAP earnings per diluted share for the second quarter of 2021 are expected to range from $0.44 to $0.54, compared to a GAAP earnings per diluted share of $1.02 in the second quarter of 2020.
For the second quarter of 2021, the company expects Adjusted Non-GAAP net sales to range between $153 million and $163 million, compared to $153.3 million in the second quarter of 2020. Adjusted Non-GAAP earnings per diluted share are expected to range from $0.87 to $0.97, compared to Adjusted Non-GAAP earnings per diluted share of $0.89 in the second quarter of 2020. The second quarter 2021 Adjusted Non-GAAP earnings per diluted share estimate excludes $0.43 per share related to, among other things, excess manufacturing overhead costs, stock-based compensation, amortization of acquired intangibles, changes in contingent consideration relating to acquisitions, litigation costs, foreign currency gains and losses and the related tax impact of these adjustments. For a more detailed explanation of Non-GAAP measures, please see the Use of Non-GAAP Financial Metrics discussion and the Reconciliation of Adjusted Non-GAAP Financial Results, each located elsewhere in this press release.
The company continues to believe in its long-term growth targets of sales between 5% and 10% and EPS between 10% and 20%.
Conference Call Information
UEI’s management team will hold a conference call today, Thursday, May 6, 2021 at 4:30 p.m. ET / 1:30 p.m. PT, to discuss its first quarter 2021 earnings results, review recent activity and answer questions. To access the call in the U.S. please dial 877-843-0414, and for international calls dial 315-625-3071 approximately 15 minutes prior to the start of the conference. The conference ID is 9779890. The conference call will also be broadcast live on the investor section of the UEI website where it will be available for replay for one year. In addition, a replay will be available via telephone for two business days beginning two hours after the call. To listen to the replay, in the U.S. please dial 855-859-2056, and internationally dial 404-537-3406. The access code is 9779890.
Use of Non-GAAP Financial Metrics
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, UEI provides Adjusted Non-GAAP information as additional information for its operating results. References to Adjusted Non-GAAP information are to non-GAAP financial measures. These measures are not required by, in accordance with, or an alternative for, GAAP and may be different from non-GAAP financial measures used by other companies. UEI’s management uses these measures for reviewing the financial results of UEI for budget planning purposes and for making operational and financial decisions. Management believes that providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, help investors evaluate UEI’s core operating and financial performance and business trends consistent with how management evaluates such performance and trends. Additionally, management believes these measures facilitate comparisons with the core operating and financial results and business trends of competitors and other companies.
Adjusted Non-GAAP net sales is defined as net sales excluding the revenue impact of stock-based compensation for performance-based warrants. Adjusted Non-GAAP gross profit is defined as gross profit excluding the impact of excess manufacturing overhead costs, including those related to the COVID-19 pandemic, factory transition costs, loss on the sale of our Ohio call center, gain on the release from our Ohio call center lease obligation guarantee, stock-based compensation expense, depreciation expense related to the increase in fixed assets from cost to fair market value resulting from acquisitions and employee related restructuring costs. Adjusted Non-GAAP operating expenses are defined as operating expenses excluding stock-based compensation expense, amortization of intangibles acquired, changes in contingent consideration related to acquisitions, costs associated with our International Trade Commission litigation efforts, and employee related restructuring and other costs. Adjusted Non-GAAP net income is defined as net income excluding the aforementioned items, foreign currency gains and losses and the related tax effects of all adjustments. Adjusted Non-GAAP diluted earnings per share is calculated using Adjusted Non-GAAP net income. A reconciliation of these financial measures to the most directly comparable GAAP financial measures is included at the end of this press release.
About Universal Electronics
Founded in 1986, Universal Electronics Inc. (NASDAQ: UEIC) is the global leader in wireless universal control solutions for home entertainment and smart home devices. We design, develop, manufacture, ship and support control and sensor technology solutions and a broad line of universal control systems, audio video accessories, and intelligent wireless security and smart home products. Our products and solutions are used by the world's leading brands in the video services, consumer electronics, security, home automation, climate control and home appliance markets. For more information, visit www.uei.com.
Contacts:
Paul Arling, Chairman & CEO, UEI, 480.530.3000
Press: Shoshana Leon, Corporate Communications, UEI, sleon@uei.com, 480.521.3354
Investors: Kirsten Chapman, LHA Investor Relations, uei@lhai.com, 415.433.3777

Forward-looking Statements
This press release and accompanying schedules contain "forward-looking statements" within the meaning of federal securities laws, including net sales, profit margin and earnings trends, estimates and assumptions; our expectations about new product introductions; and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including those we identify below and other risk factors that we identify in our most recently filed annual report on Form 10-K for the year ended December 31, 2020, and the quarterly and periodic reports we have filed with the Securities Exchange Commission (the “SEC”) since then. Risks that could affect forward-looking statements in this press release include: the acceptance of and demand for the various advanced control products and technologies identified in the release, including our Quickset® and voice control products, technologies, and platforms; our ability to continue anticipating the needs and wants of our customers, and timely develop and deliver products and technologies that will be accepted by our customers, including the LG webOS platform; the continued commitment of our customers to their product development strategies that translate into greater demand for our technologies and products as anticipated by management; the continued ordering pattern of our customers as anticipated by management; management's ability to manage its business to achieve its net sales, margins, and earnings through its operating efficiencies, product mix, and gross margin improvement initiatives as guided and as anticipated; our ability to enhance and protect the value of our intellectual properties, including our patents and trade secrets, through our licensing and litigation efforts; interruptions in our supply and logistics chains, including the impact to our quarterly revenue, margins and operating profits due to our inability to continue to obtain adequate quantities of component parts, including integrated circuits; the effects that natural disasters and public health crises, including the COVID-19 pandemic, have on our business and management’s ability to anticipate and mitigate those effects, including the duration, severity and scope of the COVID-19 pandemic, and the actions and restrictions that may be imposed on us and our operations by federal, state, local and international public health and governmental authorities to contain and combat the outbreak and spread of COVID-19, each of which may exacerbate one or more of the aforementioned risks; and uncertainties and other factors more fully described in our reports filed with the SEC; and effects that changes in laws, regulations and policies may have on our business including the impact of trade regulations pertaining to importation of our products and the tariffs imposed upon them. Since it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results, the above list should not be considered a complete list. Further, any of these factors could cause actual results to differ materially from the expectations we express or imply in this press release. We make these forward-looking statements as of May 6, 2021 and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

– Tables Follow –

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share-related data)
(Unaudited)

	March 31, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$55,363	$57,153
Accounts receivable, net	139,708	129,433
Contract assets	7,612	9,685
Inventories	117,892	120,430
Prepaid expenses and other current assets	7,984	6,828
Income tax receivable	3,570	3,314
Total current assets	332,129	326,843
Property, plant and equipment, net	84,869	87,285
Goodwill	48,527	48,614
Intangible assets, net	19,973	19,710
Operating lease right-of-use assets	17,702	19,522
Deferred income taxes	4,899	5,564
Other assets	2,687	2,752
Total assets	$510,786	$510,290
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$79,922	$83,229
Line of credit	40,000	20,000
Accrued compensation	22,802	28,931
Accrued sales discounts, rebates and royalties	8,108	10,758
Accrued income taxes	597	3,535
Other accrued liabilities	33,725	33,057
Total current liabilities	185,154	179,510
Long-term liabilities:
Operating lease obligations	11,292	13,681
Contingent consideration	87	292
Deferred income taxes	2,248	1,913
Income tax payable	1,054	1,054
Other long-term liabilities	332	539
Total liabilities	200,167	196,989
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 24,581,162 and 24,391,595 shares issued on March 31, 2021 and December 31, 2020, respectively	246	244
Paid-in capital	306,226	302,084
Treasury stock, at cost, 10,808,525 and 10,618,002 shares on March 31, 2021 and December 31, 2020, respectively	(306,446)	(295,495)
Accumulated other comprehensive income (loss)	(21,390)	(18,522)
Retained earnings	331,983	324,990
Total stockholders’ equity	310,619	313,301
Total liabilities and stockholders’ equity	$510,786	$510,290

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2021	2020
Net sales	$150,542	$151,778
Cost of sales	104,143	108,837
Gross profit	46,399	42,941
Research and development expenses	7,942	7,898
Selling, general and administrative expenses	29,846	26,997
Operating income	8,611	8,046
Interest income (expense), net	(108)	(632)
Other income (expense), net	23	(348)
Income before provision for income taxes	8,526	7,066
Provision for income taxes	1,533	1,220
Net income	$6,993	$5,846

Earnings per share:
Basic	$0.51	$0.42
Diluted	$0.49	$0.41
Shares used in computing earnings per share:
Basic	13,803	13,960
Diluted	14,199	14,211

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2021	2020
Cash flows from operating activities:
Net income	$6,993	$5,846
Adjustments to reconcile net income to net cash used for operating activities:
Depreciation and amortization	6,319	7,498
Provision for credit losses	2	237
Deferred income taxes	894	835
Shares issued for employee benefit plan	410	527
Employee and director stock-based compensation	2,600	2,303
Performance-based common stock warrants	143	184
Loss on sale of Ohio call center	—	712
Changes in operating assets and liabilities:
Accounts receivable and contract assets	(10,126)	2,060
Inventories	1,338	1,609
Prepaid expenses and other assets	384	118
Accounts payable and accrued liabilities	(12,546)	(28,969)
Accrued income taxes	(3,140)	(1,307)
Net cash used for operating activities	(6,729)	(8,347)
Cash flows from investing activities:
Acquisitions of property, plant and equipment	(3,698)	(1,986)
Acquisitions of intangible assets	(1,106)	(1,270)
Payment on sale of Ohio call center	—	(500)
Net cash used for investing activities	(4,804)	(3,756)
Cash flows from financing activities:
Borrowings under line of credit	30,000	25,000
Repayments on line of credit	(10,000)	(15,000)
Proceeds from stock options exercised	991	—
Treasury stock purchased	(10,951)	(6,291)
Contingent consideration payments in connection with business combinations	—	(3,091)
Net cash provided by financing activities	10,040	618
Effect of foreign currency exchange rates on cash and cash equivalents	(297)	(3,890)
Net decrease in cash and cash equivalents	(1,790)	(15,375)
Cash and cash equivalents at beginning of period	57,153	74,302
Cash and cash equivalents at end of period	$55,363	$58,927

Supplemental cash flow information:
Income taxes paid	$3,473	$1,384
Interest paid	$104	$637

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2021	2020
Net sales:
Net sales - GAAP	$150,542	$151,778
Stock-based compensation for performance-based warrants	143	184
Adjusted Non-GAAP net sales	$150,685	$151,962

Cost of sales:
Cost of sales - GAAP	$104,143	$108,837
Excess manufacturing overhead and factory transition costs (1)	(1,245)	(2,915)
Loss on sale of Ohio call center (2)	—	(570)
Gain on release from Ohio call center lease obligation guarantee (3)	542	—
Stock-based compensation expense	(37)	(74)
Adjustments to acquired tangible assets (4)	(65)	(66)
Employee related restructuring	—	(204)
Adjusted Non-GAAP cost of sales	103,338	105,008
Adjusted Non-GAAP gross profit	$47,347	$46,954

Gross margin:
Gross margin - GAAP	30.8%	28.3%
Stock-based compensation for performance-based warrants	0.2%	0.1%
Excess manufacturing overhead and factory transition costs (1)	0.8%	2.0%
Loss on sale of Ohio call center (2)	—%	0.4%
Gain on release from Ohio call center lease obligation guarantee (3)	(0.4)%	—%
Stock-based compensation expense	0.0%	0.0%
Adjustments to acquired tangible assets (4)	0.0%	0.0%
Employee related restructuring	—%	0.1%
Adjusted Non-GAAP gross margin	31.4%	30.9%

Operating expenses:
Operating expenses - GAAP	$37,788	$34,895
Stock-based compensation expense	(2,563)	(2,229)
Amortization of acquired intangible assets	(276)	(1,395)
Change in contingent consideration	193	963
Litigation costs (5)	(3,569)	—
Employee related restructuring and other costs	111	(237)
Adjusted Non-GAAP operating expenses	$31,684	$31,997

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2021	2020
Operating income:
Operating income - GAAP	$8,611	$8,046
Stock-based compensation for performance-based warrants	143	184
Excess manufacturing overhead and factory transition costs (1)	1,245	2,915
Loss on sale of Ohio call center (2)	—	570
Gain on release from Ohio call center lease obligation guarantee (3)	(542)	—
Stock-based compensation expense	2,600	2,303
Adjustments to acquired tangible assets (4)	65	66
Amortization of acquired intangible assets	276	1,395
Change in contingent consideration	(193)	(963)
Litigation costs (5)	3,569	—
Employee related restructuring and other costs	(111)	441
Adjusted Non-GAAP operating income	$15,663	$14,957

Adjusted pro forma operating income as a percentage of net sales	10.4%	9.8%

Net income:
Net income - GAAP	$6,993	$5,846
Stock-based compensation for performance-based warrants	143	184
Excess manufacturing overhead and factory transition costs (1)	1,245	2,915
Loss on sale of Ohio call center (2)	—	570
Gain on release from Ohio call center lease obligation guarantee (3)	(542)	—
Stock-based compensation expense	2,600	2,303
Adjustments to acquired tangible assets (4)	65	66
Amortization of acquired intangible assets	276	1,395
Change in contingent consideration	(193)	(963)
Litigation costs (5)	3,569	—
Employee related restructuring and other costs	(111)	441
Foreign currency (gain) loss	109	296
Income tax provision on adjustments	(1,533)	(1,542)
Adjusted Non-GAAP net income	$12,621	$11,511

Diluted shares used in computing earnings per share:
GAAP	14,199	14,211
Adjusted Non-GAAP	14,199	14,211

Diluted earnings per share:
Diluted earnings per share - GAAP	$0.49	$0.41
Total adjustments	$0.40	$0.40
Adjusted Non-GAAP diluted earnings per share	$0.89	$0.81

(1)Excess manufacturing overhead costs have been incurred for the three months ended March 31, 2021 and 2020 due to the expansion of our manufacturing facility in Mexico where products destined for the U.S. market are now manufactured. These products destined for the U.S. market were previously manufactured in China. Additionally, the three months ended March 31, 2020 includes excess manufacturing overhead costs incurred as we temporarily shut-down our China and Mexico-based factories as a result of the COVID-19 pandemic.
(2)Consists of the loss recorded on the sale of our Ohio call center in February 2020.
(3)Consists of the gain associated with the January 2021 release from our guarantee of the lease obligation related to our Ohio call center which was sold in February 2020.
(4)Consists of depreciation related to the mark-up from cost to fair value of fixed assets acquired in business combinations.
(5)Consists of expenses related to our International Trade Commission (“ITC”) investigation of Roku, Inc. and certain other related entities. We have requested the ITC to issue a permanent limited exclusion order prohibiting the importation of certain products into the United States due to their infringement of our patents.